                              Goldman Sachs Funds

HIGH YIELD FUND                                  Annual Report  October 31, 1999

[GRAPHIC]

                                                 A high level of current income

                                                 through a diversified portfolio

                                                 of high yield securities.



                                                                         Goldman
                                                                           Sachs

GOLDMAN SACHS HIGH YIELD FUND

Market Overview


Dear Shareholder:

Over the course of the year ended October 31, 1999, the world's bond markets demonstrated mixed performance.

               Market Review

              .The Dollar Bloc -- In the U.S., a weak global economy and few signs of domestic inflation led the Federal Reserve Board (the "Fed") to ease credit--a stance that was reversed later in the period amid higher-than-expected growth rates. In the ensuing months, with no slowdown in growth, low unemployment and an increase in commodity prices, the general consensus was that it wouldn't be long before the Fed moved to raise rates. As a result, interest rates rose significantly across the curve and the move, when it came, had little impact on the bond market as a whole. As the review period drew to a close, strong growth and building inflationary pressures, particularly in the labor market, pushed U.S. Treasuries yields higher.
                    Elsewhere, New Zealand, Canada and Australia initially
               outperformed U.S. Treasuries, but with somewhat lackluster results. For the remainder of the period, however, New Zealand and Australia underperformed the U.S., while Canadian bonds outpaced the U.S. market.

              .Europe -- Initially, coordinated cuts in interest rates,
               sometimes by larger-than-expected margins, helped the European markets to outperform U.S. Treasuries. Thereafter, however, a series of stronger-than-anticipated economic releases appeared across Europe and the UK, and it soon became apparent that Europe was in the midst of a broad-based recovery. Bond yields rose in response to expectations that the European Central Bank would move to raise rates.

              .Japan -- At the start of the period, despite an extremely weak economy and deflationary pressures, the Japanese bond market fell sharply following a Government announcement that the Institutional Bureau would no longer be purchasing government bonds. This was followed by a prolonged rally that resulted from a number of factors, including a softening of the Government position, falling growth and increased confidence. More recently, bond yields moved higher in the wake of improved economic conditions and indications that further fiscal stimulus was in the offing.

               Outlook

               Notwithstanding an improved global growth outlook, inflationary pressures remain benign as productivity gains, brought about by the introduction of technological advances such as the Worldwide Web, continue to keep price pressures in check. Therefore--with the exception of Japan, where the prospect of continued growth and further fiscal stimulus will place pressure on yields--we expect current yield levels will be maintained until well into 2000, and consequently maintain an overall neutral position on the world's bond markets.

               We encourage you to maintain your investment program, and we look forward to serving your investment needs in the years to come.

               Sincerely,

               /s/ David B. Ford         /s/ David W. Blood      /s/ Sharmin Mossavar-Rahmani
               David B. Ford             David W. Blood          Sharmin Mossavar-Rahmani
               Co-Head, Goldman Sachs    Co-Head, Goldman Sachs  CIO, Fixed Income Investments,
               Asset Management          Asset Management        Goldman Sachs Asset Management
               November 30, 1999

-----------------
NOT FDIC-INSURED
-----------------
 May Lose Value
-----------------
No Bank Guarantee
-----------------

                                                   GOLDMAN SACHS HIGH YIELD FUND

Fund Basics
as of October 31, 1999


Assets Under Management
$832.4 Million

Number of Holdings
195

NASDAQ SYMBOLS

Class A Shares
GSHAX

Class B Shares
GSHBX

Class C Shares
GSHCX

Institutional Shares
GSHIX

Service Shares
GSHSX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------
 October 31, 1998-    Fund Total Return          30-Day          Lehman High
 October 31, 1999     (based on NAV)1     Standardized Yield2  Yield Bond Index3
--------------------------------------------------------------------------------
 Class A                   8.06%                9.68%          4.34%
 Class B                   7.38%                9.36%          4.34%
 Class C                   7.26%                9.36%          4.34%
 Institutional             8.49%               10.56%          4.34%
 Service                   7.95%                N/A            4.34%
--------------------------------------------------------------------------------
/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/ The Lehman High Yield Bond Index figures do not reflect any fees or expenses.

---------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS
---------------------------------------------------------------------------------------------
 For the period ending 9/30/99     Class A    Class B    Class C    Institutional   Service
---------------------------------------------------------------------------------------------
 One Year4                          1.76%      0.37%       4.59%         6.98%        6.34%
 Since Inception4                   1.79%      1.76%       3.28%         4.36%        3.86%
                                  (8/1/97)   (8/1/97)   (8/15/97)      (8/1/97)     (8/1/97)
---------------------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 10/31/9995
--------------------------------------------------------------------------------
                                                                          % of
Company                                        Line of Business        Portfolio
--------------------------------------------------------------------------------

 Telewest Communications PLC                   Media-Cable                 3.6%
 Nextel Communications, Inc.                   Telecommunications-Cellular 2.9%
 Riverwood International Corp.                 Paper                       2.1%
 Crown Castle International                    Media-Non Cable             1.8%
 CSC Holdings, Inc.                            Media-Cable                 1.7%
 Allied Waste North America, Inc.              Environmental               1.7%
 Packaging Corp. of America                    Paper                       1.6%
 Fischer Scientific International, Inc.        Consumer Cyclical           1.5%
 PSINet, Inc.                                  Telecommunications          1.4%
 Charter Communications Holdings LLC           Media/Cable                 1.3%
--------------------------------------------------------------------------------
 Credit Allocation:   AAA 2.3%   BBB 1.5%   BB 9.7%   B 79.3%   CCC/NR 7.2%
--------------------------------------------------------------------------------
/5/ The Fund is actively managed and, as such, its composition may differ over time.
    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS HIGH YIELD FUND

Performance Overview


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the year ended October 31, 1999.

               Performance Review

               Over the year ended October 31, 1999, the Fund's A, B, C, Institutional and Service shares generated annual total returns, at net asset value, of 8.06%, 7.38%, 7.26%, 8.49% and 7.95%, respectively. These figures easily outperformed the 4.34% total return of the Fund's benchmark, the Lehman Brothers High Yield Bond Index.

               The Fund's Institutional share class total return performance also ranked among the top 25% of funds (75 out of 306) in the Lipper High Yield category during the one-year period ended October 31, 1999. During this same period, the Fund's Class A, B, C and Service shares ranked 85, 105, 108 and 90 (out of 306 funds), respectively. Please note that Lipper rankings do not take sales charges into account and that past performance is no guarantee of future results.

               The Fund's outperformance versus its benchmark is attributable to several factors. An overweight position in cyclical industries benefited the Fund, as this sector fared well in the wake of the economic rebound in Asia. In particular, paper and chemical companies such as Riverwood International Corp. and Lyondell Chemical Co. (2.1% and 1.0% of the portfolio, respectively) performed strongly. Additionally, careful credit selection minimized losses from defaults during a period of time when default rates were on the rise. Finally, the Fund's overweight exposure to European markets, which outperformed North American markets, further helped performance.

               High Yield Market Performance

               Throughout most of the first half of 1999, a strong domestic economy, which is a positive for the financial health of high yield companies, created solid demand for high yield securities. Scarce new supply could not keep pace with the demand for high yield product. Although the market experienced a brief setback in February, the market was strong again in March and April, in part due to an increase in rumored and actual merger and acquisition activity, most notably in the telecommunications sector.

               In contrast, over the last few months of the period under review, fears over rising interest rates, combined with a volatile stock market, had a strong negative impact on the high yield market. Although there were indications that demand existed for attractively priced benchmark deals, investor appetite for high yield products diminished. In turn, high yield mutual funds experienced steady outflows.

               Investment Objective

               The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, below investment grade.

                                                   GOLDMAN SACHS HIGH YIELD FUND

FIXED INCOME
INVESTMENT
PROCESS OVERVIEW

--------------------------------------------------------------------------------
1 Sector Allocation
--------------------------------------------------------------------------------
Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each funds objectives.

--------------------------------------------------------------------------------
2 Security Selection
--------------------------------------------------------------------------------
In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

--------------------------------------------------------------------------------
3 Yield Curve Strategies
--------------------------------------------------------------------------------
We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


               Portfolio Composition

               As of October 31, 1999, the Fund was diversified among 195 companies. Holdings in the top 10 companies represented 19.6% of the portfolio.

               In the first half of the reporting period, the Fund deployed much of its cash position to build on certain existing holdings, and selectively increased its exposure to the non-U.S. dollar corporate sector. Additionally, limited new issue activity led us to focus on the secondary market.

               As the review period drew to a close, given the slowdown in the high yield market, much of the Fund's trading activity was limited and, for the most part, was focused on the Fund's core positions. When available, the Fund added new issues that were priced at a significant discount to the secondary market in order to attract investors in a falling market.

               Portfolio Highlights

             . Kappa Beheer B.V. (1.2% of the portfolio) --Kappa Beheer, a Dutch paper company, should benefit from both the recovery in the paper industry as well as an improving outlook in Europe.

             . Crown Castle International Corp. (1.8% of the portfolio) -- Crown
               Castle, which is an operator of broadcast and cellular transmission infrastructure, raised over $900mm in equity and high yield debt to fund acquisitions. We used this opportunity to add to our existing position, as we believe the company is poised to benefit from the booming growth of the U.S. wireless market.

               New Acquisitions

             . Williams Communications Group, Inc. (0.7% of the portfolio) --
               The company, an operator of a nationwide fiber optic communications network, successfully priced a $2 billion two-part issue in conjunction with its IPO. The deal was significant in that it showed demand exists for attractively priced benchmark deals at a time when the overall market is relatively weak.

               Portfolio Outlook

               As the year 2000 approaches, conditions in the high yield market remain challenging. Investor skittishness and technical factors currently overwhelm credit considerations. Signs of improvement came only at period end, as investor confidence grew in response to a rebound in equities and a rallying Treasury market. While markets are focused on large bellwether issuers, we believe that in this environment, smaller companies offer investors some compelling medium-term investment opportunities that possess double-digit yields and are often sweetened with equity warrants.

               We thank you for your investment and look forward to your continued confidence.

               Goldman Sachs High Yield Investment Management Team

               November 30, 1999

GOLDMAN SACHS HIGH YIELD FUND

The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.



               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                                1
                                 --------------------------------
                                   Resources and Relationships
                                 --------------------------------
                    Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                                2
                                 --------------------------------
                                        In-Depth Research
                                 --------------------------------
                    Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                                3
                                 --------------------------------
                                         Risk Management
                                 --------------------------------
                    In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

October 31, 1999
 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on August 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 4.5%), Class B shares (applicable contingent deferred sales charges of 5.0% declining to 0% after six years), Institutional and Service shares (at NAV) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class C shares will vary from the classes depicted below due to differences in fees and loads.

 High Yield Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to October 31, 1999.

                      [HIGH YIELD FUND PERFORMANCE CHART]


                                                         Monthly Rtns Lehman
             Class A  Class B    Institutional  Service    High Yield Index
   8/1/97     9550     10000         10000       10000          10000
   Aug-97     9560     10004         10013       10009           9977
   Sep-97     9735     10190         10199       10191          10175
   Oct-97     9694     10131         10158       10146          10184
   Nov-97     9768     10203         10238       10222          10281
   Dec-97     9953     10389         10433       10413          10372
   Jan-98    10217     10648         10713       10688          10559
   Feb-98    10289     10727         10800       10761          10621
   Mar-98    10388     10823         10896       10863          10721
   Apr-98    10391     10820         10902       10865          10763
   May-98    10447     10871         10974       10932          10800
   Jun-98    10451     10868         10969       10933          10839
   Jul-98    10550     10965         11087       11036          10901
   Aug-98     9815     10194         10317       10265          10299
   Sep-98     9752     10133         10254       10208          10346
   Oct-98     9627      9986         10126       10066          10133
   Nov-98    10264     10640         10799       10730          10554
   Dec-98    10253     10622         10780       10718          10566
   Jan-99    10423     10792         10974       10895          10722
   Feb-99    10461     10825         11017       10945          10659
   Mar-99    10647     11010         11216       11127          10760
   Apr-99    10844     11207         11416       11332          10969
   May-99    10605     10965         11180       11082          10821
   Jun-99    10571     10912         11148       11045          10798
   Jul-99    10571     10905         11140       11045          10841
   Aug-99    10459     10782         11037       10927          10721
   Sep-99    10391     10706         10970       10855          10644
   Oct-99    10403     10401         10985       10866          10573

  Average Annual Total Return through October 31,
  1999                                              Since Inception One Year
  Class A shares (commenced August 1, 1997)
  Excluding sales charges                                3.87%         8.06%
  Including sales charges                                1.77%         3.21%
 ---------------------------------------------------------------------------
  Class B shares (commenced August 1, 1997)
  Excluding contingent deferred sales charges            3.14%         7.38%
  Including contingent deferred sales charges            1.76%         2.01%
 ---------------------------------------------------------------------------
  Class C shares (commenced August 15, 1997)
  Excluding contingent deferred sales charges            3.22%         7.26%
  Including contingent deferred sales charges            3.22%         6.19%
 ---------------------------------------------------------------------------
  Institutional shares (commenced August 1, 1997)        4.26%         8.49%
 ---------------------------------------------------------------------------
  Service shares (commenced August 1, 1997)              3.76%         7.95%
 ---------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 1999

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                              Value
  Corporate Bonds - 77.1%
  Aerospace - 2.8%
  Argo-Tech Corp. (B-/B3)
  $ 7,500,000              8.63%                      10/01/2007                     $  6,337,500
  Burke Industries, Inc. (B/B2)
    2,000,000             10.00                       08/15/2007                        1,000,000
  Communications Instruments, Inc. (B-/B3)
    2,500,000             10.00                       09/15/2004                        2,075,000
  Dunlop Standard Aerospace Holdings (B-/B3)+
    3,000,000             11.88                       05/15/2009                        3,030,000
  Hexcel Corp. (B+/B1)
    5,000,000              9.75                       01/15/2009                        4,100,000
  K&F Industries, Inc. (B-/B3)
    5,000,000              9.25                       10/15/2007                        4,762,500
  Transdigm, Inc. (B-/B3)
    1,000,000             10.38                       12/01/2008                          895,000
  Worldwide Flight Services (B/B3)+
      750,000             12.25                       08/15/2007                          750,712
                                                                                     ------------
                                                                                       22,950,712
 ------------------------------------------------------------------------------------------------
  Automotive Parts - 2.9%
  Accuride Corp. (B-/B2)
    3,000,000              9.25                       02/01/2008                        2,700,000
  American Axle & Manufacturing, Inc. (B/B2)
    3,750,000              9.75                       03/01/2009                        3,693,750
  Anchor Lamina, Inc. (B-/B3)
    1,500,000              9.88                       02/01/2008                        1,305,000
  Federal-Mogul Corp. (BB+/Ba2)
    2,000,000              7.50                       01/15/2009                        1,784,360
  Hayes Lemmerz International, Inc. (B/B2)
    3,500,000              9.13                       07/15/2007                        3,342,500
  JL French Automotive Castings (B-/B3)+
    1,500,000             11.50                       06/01/2009                        1,481,250
  Prestolite Electric, Inc. (B+/B3)
    4,000,000              9.63                       02/01/2008                        3,200,000
  Stanadyne Automotive Corp. (B/Caal)
    4,000,000             10.25                       12/15/2007                        3,280,000
  Venture Holdings Trust (B/B2)
    4,000,000              9.50                       07/01/2005                        3,700,000
                                                                                     ------------
                                                                                       24,486,860
 ------------------------------------------------------------------------------------------------
  Building Materials - 2.9%
  Amatek Industries, Inc. (B/B3)+
    3,500,000             12.00                       02/15/2008                        3,255,000
  Atrium Companies, Inc. (B/B3)
    2,500,000             10.50                       05/01/2009                        2,387,500
  Better Minerals & Aggregates (B-/B3)+
    2,500,000             13.00                       09/15/2009                        2,475,000
  Nortek, Inc. (B+/B1)
    3,000,000              9.13                       09/01/2007                        2,872,500
    2,125,000              8.88                       08/01/2008                        1,992,187
  Nortek, Inc. (B-/B3)
    2,000,000              9.88                       03/01/2004                        1,960,000
 ------------------------------------------------------------------------------------------------

   Principal            Interest                   Maturity
     Amount               Rate                       Date                          Value
  Corporate Bonds - (continued)
  Building Materials - (continued)
  Republic Group, Inc. (B/B2)
   $ 3,000,000                9.50%               07/15/2008                 $  2,775,000
  Werner Holdings Co., Inc. (B-/B2)
     7,000,000               10.00                11/15/2007                    6,790,000
                                                                            -------------
                                                                               24,507,187
 ----------------------------------------------------------------------------------------
  Capital Goods - 3.0%
  Axiohm Transaction Solutions, Inc. (CCC+/Ca)\/
     3,000,000                9.75                10/01/2007                      900,000
  International Wire Group, Inc. (B-/B3)
     4,000,000               11.75                06/01/2005                    4,110,000
  Packard BioScience Co. (B-/B3)
     9,250,000                9.38                03/01/2007                    8,371,250
  Simonds Industries, Inc. (B-/B3)
       750,000               10.25                07/01/2008                      577,500
  Thermadyne Holdings Corp. (CCC+/Caal)(S)
     4,000,000          0.00/12.50                06/01/2008                    1,760,000
  Thermadyne Manufacturing LLC (CCC+/B3)
     6,750,000                9.88                06/01/2008                    5,535,000
  Trench Electric S.A. (B-/B3)
     5,000,000               10.25                12/15/2007                    4,000,000
                                                                            -------------
                                                                               25,253,750
 ----------------------------------------------------------------------------------------
  Chemicals - 4.1%
  Brunner Mond PLC (CCC+/Caal)
     1,000,000               11.00                07/15/2008                      490,000
  General Chemicals Industries (B+/B3)+
     1,500,000               10.63                05/01/2009                    1,458,750
  Huntsman ICI Holdings LLC (B+/B2)+
     2,500,000               10.13                07/01/2009                    2,475,000
  Huntsman ICI Holdings LLC (B+/B3)@+
     3,740,000               13.08                12/31/2009                    1,014,475
  Lyondell Chemical Co. (BB/Ba3)
     6,500,000                9.88                05/01/2007                    6,500,000
  Lyondell Chemical Co. (B+/B2)
     2,000,000               10.88                05/01/2009                    1,990,000
  Polymer Group, Inc. (B/B2)
     1,750,000                9.00                07/01/2007                    1,680,000
     3,000,000                8.75                03/01/2008                    2,827,500
  Sovereign Speciality Chemicals, Inc. (B-/B3)
     5,500,000                9.50                08/01/2007                    5,431,250
  Sterling Chemicals, Inc. (BB-/B3)+
       750,000               12.38                07/15/2009                      727,500
  Trans-Resources, Inc. (B-/B3)(S)
     1,000,000          0.00/12.00                03/15/2008                      500,000
  ZSC Specialty Chemicals PLC (B/B2)+
     9,000,000               11.00                07/01/2009                    9,000,000
                                                                            -------------
                                                                               34,094,475
 ----------------------------------------------------------------------------------------
  Conglomerates - 0.7%
  Eagle-Picher Industries, Inc. (B-/B3)
     6,750,000                9.38                03/01/2008                    5,737,500
 ----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                      Maturity
    Amount                Rate                          Date                          Value
  Corporate Bonds - (continued)
  Consumer Cyclicals - 6.1%
  APCOA, Inc. (B-/Caal)
  $ 5,000,000                9.25%                   03/15/2008                 $  4,150,000
  Fisher Scientific International, Inc. (B-/B3)
   13,250,000                9.00                    02/01/2008                   12,388,750
  Intertek Finance PLC (B-/B2)
    7,000,000               10.25                    11/01/2006                    6,545,000
  MSX International, Inc. (B-/B3)
    1,000,000               11.38                    01/15/2008                      940,000
  National Equipment Services, Inc. (B/B3)
    4,000,000               10.00                    11/30/2004                    3,920,000
  United Rentals, Inc. (BB-/B1)
    4,000,000                8.80                    08/15/2008                    3,570,000
  United Rentals, Inc. (BB-/B2)
    4,750,000                9.50                    06/01/2008                    4,488,750
  Volume Services America, Inc. (B-/B3)
    2,750,000               11.25                    03/01/2009                    2,708,750
  Wesco Distribution, Inc. (B/B2)
   10,000,000                9.13                    06/01/2008                    8,975,000
  Williams Scotsman, Inc. (B-/B3)
    3,000,000                9.88                    06/01/2007                    2,865,000
                                                                                ------------
                                                                                  50,551,250
 -------------------------------------------------------------------------------------------
  Consumer Products - 2.4%
  Cabot Safety Corp. (B/B3)
    4,000,000               12.50                    07/15/2005                    4,150,000
  Corning Consumer Products Co. (B/B3)
    7,000,000                9.63                    05/01/2008                    5,582,500
  Generac Portable Products LLC (B-/B3)
    2,000,000               11.25                    07/01/2006                    2,040,000
  Imperial Home Decor Group (CCC+/B3)
    2,000,000               11.00                    03/15/2008                      340,000
  Polaroid Corp. (BB-/Ba3)
    2,000,000               11.50                    02/15/2006                    2,000,000
  Sealy Mattress Co. (B-/B3)
    1,500,000          0.00/10.88(S)                 12/15/2007                    1,005,000
    2,500,000                9.88                    12/15/2007                    2,425,000
  The Scotts Co. (B+/B2)+
    1,000,000                8.63                    01/15/2009                      950,000
  United Industries Corp. (B-/B3)+
    1,750,000                9.88                    04/01/2009                    1,566,250
                                                                                ------------
                                                                                  20,058,750
 -------------------------------------------------------------------------------------------
  Defense - 0.7%
  Condor Systems, Inc. (B-/B3)+
    2,000,000               11.88                    05/01/2009                    1,760,000
  Newport News Shipbuilding, Inc. (B+/B1)
    4,000,000                9.25                    12/01/2006                    4,030,000
                                                                                ------------
                                                                                   5,790,000
 -------------------------------------------------------------------------------------------
  Energy - 1.4%
  Benton Oil & Gas Co. (B/B3)
    2,250,000                9.38                    11/01/2007                    1,220,625
 -------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                            Value
  Corporate Bonds - (continued)
  Energy - (continued)
  Cross Timbers Oil Co. (B/B2)
  $ 2,750,000                 8.75%                   11/01/2009                   $  2,605,625
  P&L Coal Holdings Corp. (B/B2)
    4,250,000                 9.63                    05/15/2008                      4,069,375
  R&B Falcon Corp. (B+/Ba3)
      500,000                 6.75                    04/15/2005                        435,000
      500,000                 9.50                    12/15/2008                        487,500
  RBF Finance Co. (BB-/Ba3)
    1,000,000                11.38                    03/15/2009                      1,055,000
  Vintage Petroleum, Inc. (B+/B1)
    2,000,000                 9.75                    06/30/2009                      2,020,000
                                                                                   ------------
                                                                                     11,893,125
 ----------------------------------------------------------------------------------------------
  Entertainment - 0.9%
  Advanstar Communications, Inc. (B-/B2)
    3,000,000                 9.25                    05/01/2008                      2,793,750
  Premier Parks, Inc. (B-/B3)
    2,250,000                 9.25                    04/01/2006                      2,143,125
  SFX Entertainment, Inc. (B-/B3)
    2,000,000                 9.13                    02/01/2008                      1,830,000
  V2 Music Holdings PLC+(S)
    1,750,000           0.00/14.00                    04/15/2008                        424,375
                                                                                   ------------
                                                                                      7,191,250
 ----------------------------------------------------------------------------------------------
  Environmental - 1.9%
  Allied Waste North America, Inc. (B+/B2)+
    8,000,000                10.00                    08/01/2009                      6,800,000
  Allied Waste North America, Inc. (BB-/Ba3)
    2,500,000                 7.63                    01/01/2006                      2,168,750
    5,750,000                 7.88                    01/01/2009                      4,844,375
  The IT Group, Inc. (B+/B3)+
    2,500,000                11.25                    04/01/2009                      2,350,000
                                                                                   ------------
                                                                                     16,163,125
 ----------------------------------------------------------------------------------------------
  Food - 4.0%
  Agrilink Foods, Inc. (B-/B3)
    1,500,000                11.88                    11/01/2008                      1,327,500
  Aurora Foods, Inc. (B+/B1)
    3,750,000                 9.88                    02/15/2007                      3,796,875
    1,000,000                 8.75                    07/01/2008                        952,500
  Del Monte Foods Co. (B-/Caa1)(S)
    5,400,000           0.00/12.50                    12/15/2007                      4,104,000
  Domino's, Inc. (B-/B3)
    7,000,000                10.38                    01/15/2009                      6,370,000
  Eagle Family Foods (CCC+/B3)
    6,250,000                 8.75                    01/15/2008                      4,812,500
  International Home Foods, Inc. (B-/B2)
    2,750,000                10.38                    11/01/2006                      2,818,750
  Iowa Select Farms LP (CCC+/Caa1)+
    2,000,000                10.75                    12/01/2005                      1,540,000
  New World Pasta Co. (B-/B2)
    1,000,000                 9.25                    02/15/2009                        920,000
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

   Principal            Interest                       Maturity
    Amount                Rate                           Date                          Value
  Corporate Bonds - (continued)
  Food - (continued)
  Premier International Foods PLC (B-/B3)+
  $ 1,500,000                12.00%                   08/01/2009                 $  1,507,500
  Southern Foods Group (B/B2)
    5,000,000                 9.88                    09/01/2007                    5,175,000
                                                                                 ------------
                                                                                   33,324,625
 --------------------------------------------------------------------------------------------
  Health Care - 1.8%
  ALARIS Medical, Inc. (B-/Caa1)(S)
    4,000,000          0.00/ 11.13                    08/01/2008                    1,700,000
  Alliance Imaging, Inc. (B-/B3)
    3,000,000                 9.63                    12/15/2005                    3,270,000
  Genesis Eldercare, Inc. (CCC+/B3)
    2,000,000                 9.00                    08/01/2007                      500,000
  Genesis Health Ventures, Inc. (CCC+/B2)
      500,000                 9.25                    10/01/2006                      175,000
    1,000,000                 9.88                    01/15/2009                      370,000
  Hudson Respiratory Care, Inc. (B-/B3)
    3,000,000                 9.13                    04/15/2008                    2,340,000
  Iasis Healthcare Corp. (B-/B3)+
    2,000,000                13.00                    10/15/2009                    2,010,000
  Integrated Health Services, Inc. (CC/B2)\/
    3,750,000                 9.25                    01/15/2008                      262,500
  Kinetic Concepts, Inc. (B-/B3)
    5,000,000                 9.63                    11/01/2007                    3,250,000
  Universal Hospital Services, Inc. (B/B3)
    1,000,000                10.25                    03/01/2008                      710,000
                                                                                 ------------
                                                                                   14,587,500
 --------------------------------------------------------------------------------------------
  Home Construction - 0.1%
  D.R. Horton, Inc. (BB/Ba1)
    1,000,000                 8.00                    02/01/2009                      872,500
 --------------------------------------------------------------------------------------------
  Insurance Companies - 0.9%
  Willis Corroon Corp. (B+/Ba3)
    8,500,000                 9.00                    02/01/2009                    7,522,500
 --------------------------------------------------------------------------------------------
  Lodging - 0.3%
  Red Roof Inns, Inc. (B+/ Ba2)
    2,000,000                 9.63                    12/15/2003                    2,050,000
 --------------------------------------------------------------------------------------------
  Media-Cable - 4.9%
  Avalon Cable of Michigan (B-/B2)
    1,000,000                 9.38                    12/01/2008                    1,000,000
  Charter Communications Holdings LLC (B+/B2)
    1,000,000                 8.25                    04/01/2007                      935,000
    2,000,000                 8.63                    04/01/2009                    1,890,000
   13,250,000            0.00/9.92(S)                 11/01/2011                    7,817,500
  Echostar DBS Corp. (B/B2)
    4,000,000                 9.38                    02/01/2009                    3,960,000
  Frontiervision Holdings LP (B+/B1)(S)
    5,000,000           0.00/11.88                    09/15/2007                    4,275,000
 --------------------------------------------------------------------------------------------

   Principal           Interest                    Maturity
     Amount              Rate                        Date                        Value
  Corporate Bonds - (continued)
  Media-Cable - (continued)
  Ono Finance PLC (CCC+/Caa1)+
   $ 1,250,000              13.00%                05/01/2009               $  1,312,500
  Renaissance Media Group LLC (B-/B2)(S)
     3,000,000         0.00/10.00                 04/15/2008                  2,092,500
  Telewest Communications PLC (B+/B1)
    11,500,000         0.00/11.00(S)              10/01/2007                 10,479,375
     5,000,000              11.25                 11/01/2008                  5,362,500
     1,000,000          0.00/9.25+(S)             04/15/2009                    607,500
  United Pan-Europe Communications N.V. (B-/B2)+
     1,000,000              10.88                 08/01/2009                    967,500
                                                                          -------------
                                                                             40,699,375
 --------------------------------------------------------------------------------------
  Media-Non Cable - 4.1%
  Chancellor Media Corp. (B/B1)
     2,000,000               8.13                 12/15/2007                  1,960,000
     2,000,000               9.00                 10/01/2008                  2,050,000
  Crown Castle International Corp. (B/B3)(S)
    10,500,000         0.00/10.63                 11/15/2007                  7,560,000
     6,000,000         0.00/10.38                 05/11/2011                  3,540,000
     5,500,000         0.00/11.25+                08/01/2011                  3,272,500
  Lin Holdings Corp. (B-/B3)(S)
     4,500,000         0.00/10.00                 03/01/2008                  2,925,000
  Pinnacle Holdings, Inc. (B/B3)(S)
     6,000,000         0.00/10.00                 03/15/2008                  3,600,000
  PX Escrow Corp. (B-/B3)(S)
     1,000,000          0.00/9.63                 02/01/2006                    500,000
  SFX Broadcasting, Inc. (B/B3)
     2,000,000              10.75                 05/15/2006                  2,205,000
  Spectrasite Holdings, Inc.(S)
     3,500,000         0.00/11.25                 04/15/2009                  1,820,000
  Young Broadcasting, Inc. (B/B2)
     5,000,000               8.75                 06/15/2007                  4,850,000
                                                                          -------------
                                                                             34,282,500
 --------------------------------------------------------------------------------------
  Metals - 1.1%
  Earle M. Jorgensen Co. (B-/B3)
     3,500,000               9.50                 04/01/2005                  3,202,500
  Haynes International, Inc. (B-/B3)
     1,500,000              11.63                 09/01/2004                  1,305,000
  Republic Technologies International (B/B3)+
     2,000,000              13.75                 07/15/2009                  1,850,000
  WHX Corp. (B-/B3)
     2,500,000              10.50                 04/15/2005                  2,375,000
                                                                          -------------
                                                                              8,732,500
 --------------------------------------------------------------------------------------
  Packaging - 2.3%
  AEP Industries, Inc. (B/B2)
     3,000,000               9.88                 11/15/2007                  2,850,000
 --------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


   Principal            Interest                     Maturity
    Amount                Rate                         Date                           Value

  Corporate Bonds - (continued)
  Packaging - (continued)
  Graham Packaging Co. (B-/B3)
  $ 3,500,000                 8.75%                 01/15/2008                  $  3,255,000
  Graham Packaging Co. (B-/Caa1)(S)
    2,750,000           0.00/10.75                  01/15/2009                     1,760,000
  Printpack, Inc. (B+/B3)
    3,000,000                 9.88                  08/15/2004                     2,917,500
    3,000,000                10.63                  08/15/2006                     2,737,500
  Tekni-Plex, Inc. (B-/B3)
    3,000,000                11.25                  04/01/2007                     3,135,000
    3,000,000                 9.25                  03/01/2008                     2,865,000
                                                                                ------------
                                                                                  19,520,000
 -------------------------------------------------------------------------------------------
  Paper - 3.8%
  Ainsworth Lumber Co. Ltd. (B/B2)
    5,000,000                12.50                  07/15/2007                     5,400,000
  Packaging Corp. of America (B/B3)+
    8,500,000                 9.63                  04/01/2009                     8,457,500
  Repap New Brunswick, Inc. (CCC+/Caa1)
    1,500,000                10.63                  04/15/2005                     1,335,000
  Riverwood International Corp. (B-/B3)
    8,000,000                10.25                  04/01/2006                     8,000,000
  Riverwood International Corp. (CCC+/Caa1)
    9,000,000                10.88                  04/01/2008                     8,730,000
                                                                                ------------
                                                                                  31,922,500
 -------------------------------------------------------------------------------------------
  Publishing - 1.2%
  American Lawyer Media, Inc. (B/B1)
    3,500,000                 9.75                  12/15/2007                     3,255,000
  American Media, Inc. (B-/B2)
    1,500,000                10.25                  05/01/2009                     1,458,750
  Day International Group, Inc. (B-/B3)
    3,250,000                 9.50                  03/15/2008                     2,632,500
  Transwestern Publishing Co. (B-/B2)
    3,000,000                 9.63                  11/15/2007                     2,880,000
                                                                                ------------
                                                                                  10,226,250
 -------------------------------------------------------------------------------------------
  Retailers - 0.9%
  Advance Holdings Corp. (B-/Caa2)(S)
    2,000,000           0.00/12.88                  04/15/2009                     1,080,000
  Duane Reade, Inc. (B-/B3)
    1,250,000                 9.25                  02/15/2008                     1,218,750
  HMV Media Group PLC (B/B3)
    2,000,000                10.25                  05/15/2008                     1,800,000
  Mattress Discounters Corp. (B+/B2)
      750,000                12.63                  07/15/2007                       705,000
  Musicland Stores Corp. (B-/B3)
    3,250,000                 9.00                  06/15/2003                     2,990,000
                                                                                ------------
                                                                                   7,793,750
 -------------------------------------------------------------------------------------------
  Supermarkets - 0.6%
  Pathmark Stores, Inc. (CCC+/Caa1)
    5,000,000                 9.63                  05/01/2003                     4,850,000
 -------------------------------------------------------------------------------------------

   Principal           Interest                     Maturity
    Amount               Rate                         Date                         Value

  Corporate Bonds - (continued)
  Technology - 3.2%
  Asat Finance LLC (B/B1)+
  $ 1,000,000               12.50%                 11/01/2006                $    997,500
  Covad Communications Group, Inc. (B-/B3)
      500,000          0.00/13.50(S)               03/15/2008                     280,000
    1,500,000               12.50                  02/15/2009                   1,470,000
  Details, Inc. (B-/B3)
    5,000,000               10.00                  11/15/2005                   4,500,000
    1,000,000          0.00/12.50(S)               11/15/2007                     505,000
  Integrated Circuit Systems, Inc. (B-/B3)+
    1,500,000               11.50                  05/15/2009                   1,440,000
  Intersils Corp. (B/B3)+
    1,250,000               13.25                  08/15/2009                   1,343,750
  MCMS, Inc. (CCC+/B3)
    2,000,000                9.75                  03/01/2008                     760,000
  SCG Holding & Semiconductor Co. (B/B2)+
    6,000,000               12.00                  07/31/2009                   6,120,000
  Viasystems Group, Inc. (B-/B3)
   11,500,000                9.75                  06/01/2007                   9,200,000
                                                                             ------------
                                                                               26,616,250
 ----------------------------------------------------------------------------------------
  Telecommunications - 12.2%
  Allegiance Telecom, Inc. (B/B3)
    1,500,000          0.00/11.75(S)               05/15/2008                   1,012,500
    1,000,000               12.88                  05/15/2008                   1,085,000
  Birch Telecom, Inc.
    1,000,000               14.00                  06/15/2008                     990,000
  Carrier1 International S.A. (B-/B3)+
    2,250,000               13.25                  02/15/2009                   2,306,250
  Colt Telecom Group PLC (B/B1)(S)
    5,500,000          0.00/12.00                  12/15/2006                   4,620,000
  Econophone, Inc.
    2,000,000               13.50+                 07/15/2007                   2,090,000
      500,000          0.00/11.00(S)               02/15/2008                     295,000
  Energis PLC (B/B1)+
    4,500,000                9.75                  06/15/2009                   4,612,500
  Exodus Communications, Inc. (B-)
    3,000,000               11.25                  07/01/2008                   3,097,500
  FaciliCom International, Inc.
    2,250,000               10.50                  01/15/2008                   2,025,000
  Global Crossing Holdings Ltd. (BB/Ba2)
    5,250,000                9.63                  05/15/2008                   5,315,625
  Global TeleSystems Group, Inc. (B-/Caa2)
    3,000,000                9.88                  02/15/2005                   2,700,000
  GST Equipment Funding, Inc.
    2,000,000               13.25                  05/01/2007                   2,000,000
  GST Network Funding, Inc.(S)
    2,000,000          0.00/10.50                  05/01/2008                     950,000
  GST Telecommunications, Inc.
    1,000,000               12.75                  11/15/2007                   1,000,000
  Hermes Europe Railtel B.V. (B/B3)
    3,500,000               11.50                  08/15/2007                   3,456,250
    2,500,000               10.38                  01/15/2009                   2,375,000
  ICG Holdings, Inc. (B-/B3)(S)
    5,000,000          0.00/11.63                  03/15/2007                   3,277,700
 ----------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

   Principal           Interest                      Maturity
    Amount               Rate                          Date                        Value

  Corporate Bonds - (continued)
  Telecommunications - (continued)
  Intermedia Communications, Inc. (B/B2)
  $ 5,750,000          0.00/11.25%(S)               07/15/2007                $ 3,967,500
    2,250,000                8.88                   11/01/2007                  2,013,750
    1,000,000                9.50                   03/01/2009                    917,500
  Intermedia Communications, Inc. (CCC+/B3)
    1,000,000          0.00/12.25(S)                03/01/2009                    540,000
  Jazztel PLC (Caa2)+
      750,000               14.00                   04/01/2009                    817,500
  Level 3 Communications, Inc. (B/B3)
    5,000,000                9.13                   05/01/2008                  4,662,500
    1,000,000          0.00/10.50(S)                12/01/2008                    585,000
  McLeodUSA, Inc. (B+/B1)
    1,000,000          0.00/10.50(S)                03/01/2007                    790,000
    2,000,000                9.50                   11/01/2008                  2,000,000
      750,000                8.13                   02/15/2009                    693,750
  Metromedia Fiber Network, Inc. (B/B2)
    3,000,000               10.00                   11/15/2008                  2,981,250
  Metronet Communications, Inc. (BBB/Baa3)
    7,000,000           0.00/9.95(S)                06/15/2008                  5,442,500
      750,000               10.63                   11/01/2008                    851,250
  NEXTLINK Communications, Inc. (B/B3)
    2,000,000                9.63                   10/01/2007                  1,925,000
    2,250,000                9.00                   03/15/2008                  2,109,375
    1,500,000               10.75                   06/01/2009                  1,530,000
  Pathnet, Inc.
    1,875,000               12.25                   04/15/2008                  1,087,500
  PSINet, Inc. (B-/B3)
    3,750,000               10.00                   02/15/2005                  3,675,000
    1,500,000               11.50                   11/01/2008                  1,552,500
    3,750,000               11.00+                  08/01/2009                  3,843,750
  RSL Communications PLC (B-/B2)
    2,257,000               12.25                   11/15/2006                  2,268,285
    2,000,000          0.00/10.13(S)                03/01/2008                  1,120,000
    1,750,000                9.13                   03/01/2008                  1,487,500
    2,000,000               10.50                   11/15/2008                  1,840,000
  Splitrock Services Inc.
    1,000,000               11.75                   07/15/2008                    912,500
  Verio, Inc. (B-/B3)
    1,500,000               11.25                   12/01/2008                  1,565,625
  Viatel, Inc. (B-/B3)
    1,000,000               11.50                   03/15/2009                    965,000
  WAM!Net, Inc. (CCC+)(S)
    1,250,000          0.00/13.25                    03/01/2005                   725,000
  Williams Communications Group, Inc. (BB-/B2)
    2,000,000               10.70                   10/01/2007                  2,080,000
    3,500,000               10.88                   10/01/2009                  3,605,000
                                                                              -----------
                                                                              101,762,860
 ----------------------------------------------------------------------------------------
  Telecommunications-Cellular - 5.4%
  AirGate PCS, Inc. (Caal)(S)
    1,250,000          0.00/13.50                   10/01/2009                    768,750
  Cencall Communications Corp. (B-/B1)
      750,000               10.13                   01/15/2004                    765,000
 ----------------------------------------------------------------------------------------

   Principal            Interest                     Maturity
    Amount                Rate                         Date                           Value

  Corporate Bonds - (continued)
  Telecommunications - Cellular - (continued)
  Centennial Cellular Corp. (B-/Caal)
  $ 5,000,000                10.75%                 12/15/2008                  $  5,212,500
  Dolphin Telecom PLC (CCC+/Caal)+(S)
    3,000,000           0.00/14.00                  05/15/2009                     1,185,000
  Esat Telecom Group PLC (B+/B3)
    4,000,000                11.88                  12/01/2008                     4,100,000
  Millicom International Cellular S.A. (B-/Caal)(S)
    5,000,000           0.00/13.50                  06/01/2006                     3,625,000
  Nextel Communications, Inc. (B-/B1)(S)
    7,000,000            0.00/9.75                  08/15/2004                     7,140,000
    3,000,000           0.00/10.65                  09/15/2007                     2,250,000
      750,000            0.00/9.75                  10/31/2007                       540,000
   16,000,000            0.00/9.95                  02/15/2008                    11,360,000
  Nextel Partners, Inc. (CCC+/B3)(S)
    1,000,000           0.00/14.00                  02/01/2009                       620,000
  Orange PLC (BB-/Ba3)
    4,500,000                 8.00                  08/01/2008                     4,505,627
    2,000,000                 9.00+                 06/01/2009                     2,070,000
  Triton PCS Holdings, Inc. (CCC+/B3)(S)
    1,000,000           0.00/11.00                  05/01/2008                       690,000
                                                                                ------------
                                                                                  44,831,877
 -------------------------------------------------------------------------------------------
  Textiles - 0.5%
  Delta Mills, Inc. (B+/B3)
    3,000,000                 9.63                  09/01/2007                     2,250,000
  Galey & Lord, Inc. (B/Caa3)
    2,000,000                 9.13                  03/01/2008                       490,000
  Globe Manufacturing Corp. (B-/Caa1)
    2,000,000                10.00                  08/01/2008                     1,060,000
                                                                                ------------
                                                                                   3,800,000
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $703,615,203)                                                           $642,072,971
 -------------------------------------------------------------------------------------------
  Emerging Market Debt - 4.1%
  Cablevision S.A. (BB/Ba3)+
  $ 1,000,000                13.75%                 05/01/2009                  $    940,000
  Federal Republic of Brazil (B+)
      451,000                14.50                  10/15/2009                       466,785
  Federal Republic of Brazil C-Bonds (B+/B2)o
    2,476,160                 8.00                  04/15/2014                     1,646,646
  Financiera Energy Nacional (BBB-)
      730,000                 9.38                  06/15/2006                       598,600
  Globo Comunicacoes Participacoes (B+/B2)
    1,000,000                10.50                  12/20/2006                       800,000
  MRS Logistica S.A. (B)+
      120,000                10.63                  08/15/2005                        87,600
  Multicanal S.A. (BB+/B1)+
    1,000,000                13.13                  04/15/2009                       942,500
  National Power Corp. (BB)
      500,000                 7.63                  11/15/2000                       500,000
 -------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND


    Principal            Interest                     Maturity
     Amount                Rate                         Date                        Value

  Emerging Market Debt - (continued)
  National Republic of Bulgaria (B2)#
  $   1,980,000                6.50%                 07/28/2011                $ 1,504,800
      1,120,000                2.75                  07/28/2012                    753,200
  Petroleos Mexicanos (BB/Ba2)
        500,000                9.50                  09/15/2027                    430,000
  Petroleos Mexicanos (BB/Ba1)#
      1,220,000                9.28                  07/15/2005                  1,177,300
  Poland Communications, Inc. (B+/B1)
      3,950,000                9.88                  11/01/2003                  3,930,250
  Province of Tucuman (B1)
        447,858                9.45                  08/01/2004                    344,850
  Republic of Columbia (BB+/Baa3)
      1,250,000                8.63                  04/01/2008                  1,050,000
  Republic of Korea (BBB-/Baa3)
      2,020,000                8.88                  04/15/2008                  2,112,617
  Republic of Panama (BB+/Ba1)
      1,610,800                6.08#                 05/10/2002                  1,582,611
      4,710,000                4.00#                 07/17/2014                  3,520,725
      1,650,000                9.38                  04/01/2029                  1,542,750
  Republic of Philippines (BB+/Ba1)
      1,300,000                8.88                  04/15/2008                  1,257,750
      2,320,000                9.50                  10/21/2024                  2,320,000
  Republic of Poland (BBB+/Baa1)#
      3,930,000                3.00                  10/27/2024                  2,387,475
        650,000                4.00                  10/27/2024                    424,125
  United Mexican States (BB/Ba1)
      5,680,000                6.25                  12/31/2019                  4,217,400
 -----------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $34,766,506)                                                           $34,537,984
 -----------------------------------------------------------------------------------------
  Foreign Debt Obligations/E/ - 10.6%
  British Pound Sterling - 4.0%
  Coral Group Holdings PLC+
  GBP 2,066,750               13.50%                 09/30/2009                $ 3,277,219
  Coral Group Holdings PLC (B-/B3)
      1,500,000               10.00                  02/15/2009                  2,415,502
  IPC Magazines Group PLC (B-/B3)
      3,250,000          0.00/10.75(S)               03/15/2008                  1,869,139
      3,750,000                9.63                  03/15/2008                  3,697,198
  Luxfer Holdings PLC (B/B2)
      1,750,000               10.13                  05/01/2009                  2,588,038
  Polestar Corp. PLC (B/B2)
      3,000,000               10.50                  05/30/2008                  4,485,933
  Telewest Communications PLC (B+/B1)(S)+
     12,750,000           0.00/9.88                  04/15/2009                 12,727,604
  William Hill Finance PLC (B-/B3)
      1,500,000               10.63                  04/30/2008                  2,538,743
                                                                               -----------
                                                                                33,599,376
 -----------------------------------------------------------------------------------------

    Principal            Interest                     Maturity
     Amount                Rate                         Date                        Value

  Foreign Debt Obligations/E/ - (continued)
  Euro Currency - 4.3%
  BSN Financing Co., S.A. (B/B1)
  EUR 7,000,000               10.25%                 08/01/2009                $ 7,510,208
  Dolphin Telecom PLC (Caa1)(S)
      1,000,000          0.00/11.63                  06/01/2008                    452,296
  Huntsman ICI Holdings LLC (B+/B2)
      4,750,000               10.13                  07/01/2009                  4,996,287
  Jazztel PLC (Caa2)
      2,000,000               14.00                  04/01/2009                  2,398,218
  Kappa Beheer B.V. (B/B2)+
      4,000,000          0.00/12.50(S)               07/15/2009                  2,408,736
      6,750,000               10.63                  07/15/2009                  7,241,987
  Ono Finance PLC (CCC+/Caa1)+
      5,000,000               13.00                  05/01/2009                  5,548,508
  PSINet, Inc. (B-/B3)+
      2,000,000               11.00                  08/01/2009                  2,156,292
  Tele1Europe B.V. (B-/Caa1)+
      1,000,000               13.00                  05/15/2009                  1,120,220
  Viatel, Inc. (B-/B3)
      2,000,000               11.50                  03/15/2009                  2,051,107
                                                                               -----------
                                                                                35,883,859
 -----------------------------------------------------------------------------------------
  German Mark - 2.3%
  Colt Telecom Group PLC (B/B1)
  DEM 5,000,000                8.88                  11/30/2007                  2,756,237
  Derby Cycle Corp. (CCC+/Caa1)
      2,750,000                9.38                  05/15/2008                    813,426
  Impress Metal Pack Holdings (B/B2)
     10,000,000                9.88                  05/29/2007                  5,593,144
  Ineos PLC (B+/B3)
      9,000,000                8.63                  04/30/2005                  4,767,617
  Sirona Dental Systems (B/B2)+
      6,750,000                9.13                  07/15/2008                  2,722,624
  Texon International PLC (B3)+
      4,500,000               10.00                  02/01/2008                  2,081,295
                                                                               -----------
                                                                                18,734,343
 -----------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $95,567,103)                                                           $88,217,578
 -----------------------------------------------------------------------------------------
  Repurchase Agreement - 2.1%
  Joint Repurchase Agreement Account
  $  17,800,000                5.33%                 11/01/1999                $17,800,000
 -----------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $17,800,000)                                                           $17,800,000
 -----------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

                         Interest                    Maturity
     Shares                Rate                        Date                          Value

  Preferred Stock - 3.0%++
  CSC Holdings, Inc. (B+/B2)
        58,087                11.75%                10/01/2007                $   6,389,570
        71,661                11.13                 04/01/2008                    7,703,556
  Eagle-Picher Holdings, Inc. (CCC+/Caal)
           200                11.75                 03/01/2008                    1,060,000
  Global Crossing Holdings Ltd. (B+/B1)
        12,500                10.50                 12/01/2008                    1,325,000
  Intermedia Communications, Inc.
         1,300                13.50                 03/31/2009                    1,176,500
  Nextel Communications, Inc.
         1,319                11.13                 02/15/2010                    1,345,380
  Packaging Corp. of America (B-/Caa)
        36,452                12.38                 04/01/2010                    3,900,402
         5,000                12.38                 04/15/2010                      535,000
  River Holding Corp.
         4,445                11.50                 04/15/2010                      300,706
  ZSC Specialty Chemicals PLC (B-/B3)
        40,000                16.00                 07/01/2010                    1,000,000
 ------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $23,050,647)                                                          $  24,736,114
 ------------------------------------------------------------------------------------------
     Shares                                                                          Value
  Warrants* - 0.4%
  Allegiance Telecom, Inc., expiring February 3, 2008
         1,500                                                                $      12,000
  Birch Telecom Inc., expiring June 15, 2008
         1,000                                                                            0
  Carrier1 International S.A., expiring February 15, 2009
         2,250                                                                            0
  Cellnet Data Systems, Inc., expiring September 15, 2007
         3,000                                                                       15,000
  Colt Telecom Group PLC, expiring December 31, 2006
         3,500                                                                    3,139,850
  Coral Group Holdings PLC, expiring September 30, 2009
         2,000                                                                          329
  Econophone, Inc., expiring July 15, 2007
         2,000                                                                      100,000
  Jazztel PLC, expiring April 1, 2009
        13,750                                                                            0
  Knology Holdings, Inc., expiring October 15, 2007
         1,750                                                                        8,750
  Ono Finance PLC, expiring May 31, 2009
         6,250                                                                            0
  Pathnet, Inc., expiring April 15, 2008
         1,875                                                                       18,750
  RSL Communications Ltd., expiring November 15, 2006
           725                                                                       65,250
  Splitrock Services Inc., expiring July 15, 2008
         1,000                                                                       95,000
  Tele1 Europe B.V., expiring May 15, 2009
         1,000                                                                            0
 ------------------------------------------------------------------------------------------

    Shares                                                                           Value

  Warrants* - continued
  V2 Music Holdings PLC, expiring April 15, 2008
        1,750                                                                  $          0
  WAM!Net, Inc., expiring March 1, 2005
        3,750                                                                        85,312
 ------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (Cost $107,500)                                                              $  3,540,241
 ------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $874,906,959)                                                          $810,904,888
 ------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $129,124,147 as of October 31, 1999.
(S)These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.
/E/The principal amount of each security is stated in the currency in which the bond is denominated. See below.
   DEM = German Mark.
   EUR = Euro currency.
   GBP = Great British Pound.
 # Variable rate security. Coupon rate disclosed is that which is in effect at
   October 31, 1999.
 ++Pay-in-kind securities.
 * Non-income producing security.
 \/Security currently in default.
 @ Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.
 o Coupon consists of 5% cash payment and 3% paid-in-kind securities.

 Security ratings are unaudited.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
October 31, 1999

 Assets:

 Investment in securities, at value (identified cost
  $874,906,959)                                                 $810,904,888
 Cash, at value                                                      163,299
 Receivables:
  Investment securities sold, at value                             3,789,529
  Interest, at value                                              20,490,757
  Fund shares sold                                                 1,817,898
  Forward foreign currency exchange contracts, at value            2,009,322
  Reimbursement from adviser                                          95,949
 Deferred organization expenses, net                                  17,695
 Other assets, at value                                               97,326
 ----------------------------------------------------------------------------
 Total assets                                                    839,386,663
 ----------------------------------------------------------------------------

 Liabilities:

 Payables:
  Investment securities purchased, at value                        2,436,795
  Income distribution                                              1,993,111
  Fund shares repurchased                                            619,072
  Amounts owed to affiliates                                         752,482
  Forward foreign currency exchange contracts, at value              987,560
 Accrued expenses and other liabilities, at value                    160,780
 ----------------------------------------------------------------------------
 Total liabilities                                                 6,949,800
 ----------------------------------------------------------------------------

 Net Assets:

 Paid-in capital                                                 898,923,769
 Accumulated undistributed net investment income                   7,583,257
 Accumulated net realized loss on investment and foreign
  currency related transactions                                  (11,109,794)
 Net unrealized loss on investments and translation of assets
  and liabilities denominated in foreign currencies              (62,960,369)
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $832,436,863
 ----------------------------------------------------------------------------
 Net asset value, offering and redemption price per share(a)
 Class A                                                               $9.07
 Class B                                                               $9.08
 Class C                                                               $9.07
 Institutional                                                         $9.08
 Service                                                               $9.08
 ----------------------------------------------------------------------------
 Shares outstanding:
 Class A                                                          57,822,808
 Class B                                                           4,400,539
 Class C                                                           1,111,362
 Institutional                                                    28,355,371
 Service                                                              30,861
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                              91,720,941
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $9.50. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 1999

  Investment income:
  Interest(a)                                                    $ 75,504,192
  Dividends                                                            65,260
 -----------------------------------------------------------------------------
  Total income                                                     75,569,452
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                   5,170,565
  Distribution and service fees(b)                                  1,724,789
  Transfer agent fees(c)                                            1,114,821
  Custodian fees                                                      218,676
  Registration fees                                                   212,711
  Professional fees                                                    69,852
  Trustee fees                                                          9,806
  Amortization of deferred organization expenses                        6,432
  Service share fees                                                    2,011
  Other                                                                70,633
 -----------------------------------------------------------------------------
  Total expenses                                                    8,600,296
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (410,832)
 -----------------------------------------------------------------------------
  Net expenses                                                      8,189,464
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                            67,379,988
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                                         (4,976,604)
   Foreign currency related transactions                            2,256,554
  Net change in unrealized loss on:
   Investments                                                    (24,651,870)
   Translation of assets and liabilities denominated in foreign
   currencies                                                       3,552,323
 -----------------------------------------------------------------------------
  Net realized and unrealized loss on investment and foreign
  currency transactions:                                          (23,819,597)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 43,560,391
 -----------------------------------------------------------------------------

 (a) Taxes withheld on interest were $15,509.
 (b) Class A, Class B and Class C had distribution and service fees of $1,245,873, $373,154 and $105,762, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $946,862, $70,899, $20,095, $76,804 and $161, respectively.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

Statements of Changes in Net Assets

                                                     For the           For the
                                                  Year Ended        Year Ended
                                            October 31, 1999  October 31, 1998
  From operations:
  Net investment income                        $  67,379,988      $ 36,398,084
  Net realized loss from investment and
  foreign currency related transactions           (2,720,050)       (6,342,487)
  Net change in unrealized loss on
  investments and translation of assets
  and liabilities denominated in foreign
  currencies                                     (21,099,547)      (40,457,626)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       43,560,391       (10,402,029)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                 (43,632,406)      (29,778,924)
  Class B shares                                  (2,990,090)       (1,501,311)
  Class C shares                                    (846,589)         (441,110)
  Institutional shares                           (17,700,298)       (2,125,426)
  Service shares                                     (34,695)           (9,368)
 ------------------------------------------------------------------------------
  Total distributions to shareholders            (65,204,078)      (33,856,139)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                  479,200,997       362,403,672
  Reinvestment of dividends and
  distributions                                   47,672,946        23,077,475
  Cost of shares repurchased                    (210,201,224)     (141,829,404)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                        316,672,719       243,651,743
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                 295,029,032       199,393,575
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                              537,407,831       338,014,256
 ------------------------------------------------------------------------------
  End of year                                  $ 832,436,863      $537,407,831
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment
  income                                       $   7,583,257      $  2,593,628
 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.
   The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These secu-rities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, in-terest rate sensitivity, negative perceptions of the junk bond markets gener-ally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corre-sponding adjustment in the cost basis of that security.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund, at its most recent tax year-end of October 31, 1999 had approxi-mately $10,760,000 capital loss carryforwards expiring in 2006 and 2007 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
   At October 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $874,940,065. Accordingly, the gross unrealized gain on investments was $10,807,276 and the gross unrealized loss on investments was $74,842,453 resulting in a net unrealized loss of $64,035,177.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares separately bears its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 F. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.

   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of dividends, interest and foreign withholding taxes re-corded and the amounts actually received.

 G. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999


 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of the average daily net assets of the Fund.
   GSAM has voluntarily agreed to limit "Other Expenses" for the Fund (exclud-ing management fees, Service share fees, distribution and services fees, tax-es, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) to the extent such expenses exceeded .02% of the average daily net assets of the Fund. For the year ended October 31, 1999, Goldman Sachs has agreed to reimburse approximately $411,000.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,151,000 for the year ended October 31, 1999.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and or autho-rized dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional and Service Class shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   At October 31, 1999, the Fund owed approximately $496,000, $154,000 and $102,000 for Management, Distribution and Service and Transfer Agent Fees, respectively.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were $727,241,047 and $408,078,351, respective-
 ly.

 Forward Foreign Currency Exchange Contracts -- The Fund may enter into for-ward foreign currency exchange contracts for the purchase or sale of a spe-cific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
   At October 31, 1999, the Fund had outstanding forward foreign currency ex-change contracts as follows:

  Open Foreign
  Currency                  Value on                   Unrealized Unrealized
  Purchase Contracts     Settlement Date Current Value    Gain       Loss
 ---------------------------------------------------------------------------
  Euro Currency
   expiring 11/1/1999         $1,510,687    $1,350,914    $    --   $159,773
   expiring 11/15/1999         1,041,717     1,050,798      9,081         --
   expiring 11/15/1999           662,779       650,022         --     12,757
   expiring 12/15/1999            89,128        89,687        559         --
   expiring 1/18/2000             46,996        47,428        432         --
 ---------------------------------------------------------------------------
  TOTAL OPEN FOREIGN
  CURRENCY PURCHASE
  CONTRACTS                   $3,351,307    $3,188,849    $10,072   $172,530
 ---------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 Open Foreign Currency     Value on                   Unrealized Unrealized
 Sale Contracts         Settlement Date Current Value    Gain       Loss
 --------------------------------------------------------------------------
 British Pound
 expiring 11/1/1999        $    286,566  $    294,314 $       --   $  7,748
 expiring 11/30/1999            252,236       258,818         --      6,582
 expiring 2/15/2000             120,075       123,307         --      3,232
 expiring 3/15/2000           2,778,522     2,834,478         --     55,956
 expiring 5/2/2000            2,812,072     2,872,962         --     60,890
 expiring 5/30/2000             252,614       258,784         --      6,170
 expiring 6/30/2000           3,782,710     3,868,367         --     85,657
 expiring 8/15/2000           2,527,088     2,585,583         --     58,495
 expiring 9/15/2000           5,174,941     5,219,351         --     44,410
 expiring 10/18/2000         14,808,258    15,059,327         --    251,069
 expiring 11/1/2000           2,937,154     3,015,705         --     78,551
 expiring 11/30/2000          5,069,366     5,176,679         --    107,313
 Euro Currency
 expiring 11/29/1999            186,717       186,269        448         --
 expiring 11/30/1999            119,872       119,586        286         --
 expiring 12/15/1999             89,720        89,687         33         --
 expiring 12/30/1999            253,269       254,161         --        892
 expiring 1/18/2000             270,576       268,605      1,971         --
 expiring 2/1/2000              625,436       615,060     10,376         --
 expiring 3/15/2000             885,768       844,413     41,355         --
 expiring 4/3/2000              154,441       148,883      5,558         --
 expiring 5/2/2000              352,931       346,252      6,679         --
 expiring 5/15/2000              71,052        69,307      1,745         --
 expiring 5/30/2000             311,069       309,677      1,392         --
 expiring 6/1/2000              670,267       642,566     27,701         --
 expiring 6/30/2000             256,268       257,138         --        870
 expiring 7/17/2000             344,431       341,209      3,222         --
 expiring 7/18/2000              43,561        42,654        907         --
 expiring 8/1/2000              637,013       625,511     11,502         --
 expiring 9/15/2000           2,445,799     2,334,340    111,459         --
 expiring 10/2/2000           2,389,952     2,301,877     88,075         --
 expiring 11/1/2000           5,871,132     5,737,386    133,746         --
 expiring 11/15/2000          1,179,914     1,148,336     31,578         --
 expiring 11/29/2000          4,282,145     4,245,782     36,363         --
 expiring 11/30/2000          2,905,922     2,881,133     24,789         --
 expiring 12/29/2000          5,395,695     5,393,667      2,028         --
 expiring 1/16/2001          10,009,208     9,857,266    151,942         --
 expiring 2/1/2001           12,873,209    12,619,129    254,080         --
 German Mark
 expiring 11/1/1999           7,147,403     6,733,353    414,050         --
 expiring 11/15/1999          3,543,714     3,198,179    345,535         --
 expiring 11/29/1999          1,869,812     1,791,695     78,117         --
 expiring 1/18/2000           4,141,602     3,960,351    181,251         --
 --------------------------------------------------------------------------
 TOTAL OPEN FOREIGN
 CURRENCY SALE
 CONTRACTS                 $110,129,500  $108,931,147 $1,966,188   $767,835
 --------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND


 Closed but Unsettled                                  Realized Realized
 Forward Currency Contracts  Purchase Value Sale Value   Gain     Loss
 -----------------------------------------------------------------------
 Euro Currency
 expiring 11/1/1999              $  371,741 $  338,661 $    --   $33,080
 expiring 11/4/1999               4,180,327  4,188,450   8,123        --
 expiring 11/15/1999                 66,729     68,915   2,186        --
 expiring 1/18/2000                  93,154     95,620   2,466        --
 expiring 2/1/2000                   40,661     40,080      --       581
 expiring 6/15/2000                  91,871     92,582     711        --
 expiring 8/1/2000                   42,104     41,501      --       603
 expiring 12/15/2000              1,976,304  1,995,880  19,576        --
 expiring 2/1/20001                 873,904    860,973      --    12,931
 -----------------------------------------------------------------------
 TOTAL CLOSED BUT UNSETTLED
 FORWARD CURRENCY CONTRACTS      $7,736,795 $7,722,662  $33,062  $47,195
 -----------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from "open" and "closed but unsettled" forward foreign currency ex-change contracts of $2,009,322 and $987,560, respectively, in the accompanying Statement of Assets and Liabilities.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's strategies and potentially result in a loss. At October 31, 1999, the fund had no open futures contracts.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by a bank custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. At October 31, 1999, the Fund had an undivided interest in the repur-chase agreement in the following joint account which equaled $17,800,000 in principal amount. At October 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obli-gations.

                                Principal    Interest  Maturity    Amortized
  Repurchase Agreements          Amounts       Rate      Date         Cost
 ------------------------------------------------------------------------------
  ABN/AMRO, Inc.              $  420,000,000   5.33%  11/01/1999 $  420,000,000
 ------------------------------------------------------------------------------
  Bear Stearns Companies,
   Inc.                          200,000,000   5.33   11/01/1999    200,000,000
 ------------------------------------------------------------------------------
  Deutsche Morgan Grenfell       318,700,000   5.33   11/01/1999    318,700,000
 ------------------------------------------------------------------------------
  Banc of America Securities   1,000,000,000   5.33   11/01/1999  1,000,000,000
 ------------------------------------------------------------------------------
  SG Cowen Securities            400,000,000   5.33   11/01/1999    400,000,000
 ------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $2,338,700,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, the Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Fund did not have any borrowings under any of these facilities.

                                                   GOLDMAN SACHS HIGH YIELD FUND



 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund has reclassified $2,647,865 and $165,854 from accumulated net realized loss and paid-in capi-tal, respectively, to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

 9. CHANGE IN INDEPENDENT AUDITOR

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not re-solved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS HIGH YIELD FUND

October 31, 1999

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                                                      For the Year Ended
                                                        October 31, 1999
                                                --------------------------
                                                    Shares        Dollars
 -------------------------------------------------------------------------
   Class A Shares
  Shares sold                                   25,318,440  $ 241,274,515
  Reinvestment of dividends and distributions    3,487,785     33,178,138
  Shares repurchased                           (14,816,674)  (141,291,530)
                                                --------------------------
                                                13,989,551    133,161,123
 -------------------------------------------------------------------------
   Class B Shares
  Shares sold                                    2,175,067     20,848,416
  Reinvestment of dividends and distributions      176,076      1,642,893
  Shares repurchased                            (1,143,028)   (10,841,667)
                                                --------------------------
                                                 1,208,115     11,649,642
 -------------------------------------------------------------------------
   Class C Shares
  Shares sold                                    1,321,781     12,726,945
  Reinvestment of dividends and distributions       54,662        520,094
  Shares repurchased                            (1,196,698)   (11,389,250)
                                                --------------------------
                                                   179,745      1,857,789
 -------------------------------------------------------------------------
   Institutional Shares
  Shares sold                                   21,248,263    204,157,121
  Reinvestment of dividends and distributions    1,299,004     12,317,045
  Shares repurchased                            (4,829,091)   (46,289,669)
                                                --------------------------
                                                17,718,176    170,184,497
 -------------------------------------------------------------------------
   Service Shares
  Shares sold                                       20,193        194,000
  Reinvestment of dividends and distributions        1,518         14,776
  Shares repurchased                               (39,586)      (389,108)
                                                --------------------------
                                                   (17,875)      (180,332)
 -------------------------------------------------------------------------
   NET INCREASE                                 33,077,712  $ 316,672,719
 -------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND




                                                      For the Year Ended
                                                        October 31, 1998
                                                --------------------------
                                                    Shares        Dollars
 -------------------------------------------------------------------------
   Class A Shares
  Shares sold                                   20,547,277  $ 201,740,256
  Reinvestment of dividends and distributions    2,130,085     21,255,656
  Shares repurchased                           (11,530,271)  (111,870,637)
                                                --------------------------
                                                11,147,091    111,125,275
 -------------------------------------------------------------------------
   Class B Shares
  Shares sold                                    2,759,954     27,841,336
  Reinvestment of dividends and distributions       81,407        806,446
  Shares repurchased                              (682,765)    (6,734,611)
                                                --------------------------
                                                 2,158,596     21,913,171
 -------------------------------------------------------------------------
   Class C Shares
  Shares sold                                    1,861,343     18,919,754
  Reinvestment of dividends and distributions       29,086        287,624
  Shares repurchased                            (1,138,437)   (11,521,691)
                                                --------------------------
                                                   751,992      7,685,687
 -------------------------------------------------------------------------
   Institutional Shares
  Shares sold                                   11,706,944    113,387,326
  Reinvestment of dividends and distributions       75,487        720,684
  Shares repurchased                            (1,145,389)   (11,673,396)
                                                --------------------------
                                                10,637,042    102,434,614
 -------------------------------------------------------------------------
   Service Shares
  Shares sold                                       51,049        515,000
  Reinvestment of dividends and distributions          743          7,065
  Shares repurchased                                (3,209)       (29,069)
                                                --------------------------
                                                    48,583        492,996
 -------------------------------------------------------------------------
   NET INCREASE                                 24,743,304  $ 243,651,743
 -------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         Income (loss) from
                                      investment operations(a)      Distributions to shareholders
                                   -------------------------------- --------------------------------
                                                   Net realized
                                                  and unrealized
                         Net asset                gain (loss) on
                          value,      Net         investment and         From          In excess of     Net decrease
                         beginning investment    foreign currency   net investment    net investment       in net
                         of period   income    related transactions     income            income        asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A Shares   $ 9.16     $0.85            $(0.10)         $        (0.84)   $           --     $(0.09)
  1999 - Class B Shares     9.16      0.77             (0.09)                  (0.76)               --      (0.08)
  1999 - Class C Shares     9.16      0.78             (0.11)                  (0.76)               --      (0.09)
  1999 - Institutional
  Shares                    9.17      0.90(e)          (0.12)(e)               (0.87)               --      (0.09)
  1999 - Service Shares     9.17      0.86(e)          (0.12)(e)               (0.83)               --      (0.09)
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares     9.97      0.82             (0.85)                  (0.78)               --      (0.81)
  1998 - Class B Shares     9.97      0.75             (0.86)                  (0.70)               --      (0.81)
  1998 - Class C Shares     9.97      0.75             (0.86)                  (0.70)               --      (0.81)
  1998 - Institutional
  Shares                    9.97      0.84             (0.83)                  (0.81)               --      (0.80)
  1998 - Service Shares     9.97      0.80             (0.84)                  (0.76)               --      (0.80)
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A Shares
  (commenced August 1)     10.00      0.17             (0.02)                  (0.17)            (0.01)     (0.03)
  1997 - Class B Shares
  (commenced August 1)     10.00      0.15             (0.02)                  (0.15)            (0.01)     (0.03)
  1997 - Class C Shares
  (commenced August 15)     9.97      0.14              0.01                   (0.14)            (0.01)        --
  1997 - Institutional
  Shares (commenced Au-
  gust 1)                  10.00      0.18             (0.02)                  (0.18)            (0.01)     (0.03)
  1997 - Service Shares
  (commenced August 1)     10.00      0.17             (0.02)                  (0.17)            (0.01)     (0.03)
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                      Ratios assuming
                                                                   no expense limitations
                                                                 --------------------------

                                                     Ratio of                   Ratio of
                          Net assets   Ratio of   net investment  Ratio of   net investment
  Net asset               at end of  net expenses     income     expenses to     income     Portfolio
  value, end   Total        period    to average    to average     average     to average   turnover
  of period     return(b) (in 000s)   net assets    net assets   net assets    net assets     rate

    $9.07        8.06%     $524,674      1.16%         9.06%        1.22%         9.00%       59.04%
     9.08        7.38        39,907      1.91          8.30         1.97          8.24        59.04
     9.07        7.26        10,078      1.91          8.26         1.97          8.20        59.04
     9.08        8.49       257,498      0.76          9.50         0.82          9.44        59.04
     9.08        7.95           280      1.26          8.92         1.32          8.86        59.04
------------------------------------------------------------------------------------------------------
     9.16       (0.70)      401,626      1.09          8.25         1.36          7.98       113.44
     9.16       (1.43)       29,256      1.84          7.61         1.88          7.57       113.44
     9.16       (1.43)        8,532      1.84          7.61         1.88          7.57       113.44
     9.17       (0.32)       97,547      0.84          9.47         0.88          9.43       113.44
     9.17       (0.79)          447      1.34          9.17         1.38          9.13       113.44

     9.97        1.50(d)    325,911      0.95(c)       7.06(c)      1.57(c)       6.44(c)     44.80(d)
     9.97        1.31(d)     10,308      1.70(c)       6.28(c)      2.07(c)       5.91(c)     44.80(d)
     9.97        1.46(d)      1,791      1.70(c)       6.17(c)      2.07(c)       5.80(c)     44.80(d)
     9.97        1.58(d)          2      0.70(c)       7.16(c)      1.07(c)       6.79(c)     44.80(d)
     9.97        1.46(d)          2      1.20(c)       6.69(c)      1.57(c)       6.32(c)     44.80(d)
------------------------------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- High Yield Fund:

 We have audited the accompanying statement of assets and liabilities of the Goldman Sachs High Yield Fund, one of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Delaware Business Trust), including the statement of investments, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs High Yield Fund as of October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 December 10, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs High Yield Fund


THE GOLDMAN SACHS ADVANTAGE

When you invest in the Goldman Sachs High Yield Fund, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources
With professionals based through-out the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk --a process that is integrated into all Goldman Sachs investment products.


               Goldman Sachs High Yield Fund offers investors access to a potentially attractive risk/reward profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated, at the time of investment, below investment grade.

               Target Your Needs

               Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

               Goldman Sachs Fixed Income Funds

                                    [CHART]

               Higher Risk/Return .

               HIGH YIELD

                        . High Yield Fund



               TAXABLE
                        . Global Income Fund
                        . Core Fixed Income Fund
                        . Government Income Fund
                        . Adjustable Rate Government Fund



               TAX-FREE
                        . Municipal Income Fund
                        . Short Duration Tax-Free Fund

               . Lower Risk/Return


               For More Information

               To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.


               * The exchange privilege is subject to termination and its terms are subject to change.

Goldman Sachs Asset Management 32 OLD SLIP, 17TH Floor, New York, New York 10005



Trustees                           Officers
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Amy E. Belanger, Assistant Secretary
                                   Howard B. Surloff, Assistant Secretary
                                   Kaysie Uniacke, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


Goldman, Sachs & Co.
Distributor and Transfer Agent

Goldman Sachs Asset Management
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman Sachs Global Income Fund's, Goldman Sachs High Yield Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman Sachs High Yield Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax. Investment income may be subject to state income taxes.


(C) Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
December 31, 1999                                          FI/HYAR / 13K / 12-99